Exhibit 10.6

                           PERFORMANCE SHARE AGREEMENT
                           ---------------------------

          THIS AGREEMENT, entered into as of November 3, 2003, by and between Paul R. Charron (the "Participant") and Liz Claiborne, Inc., a Delaware corporation (the "Company").
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          WHEREAS, the Company maintains the Liz Claiborne, Inc. 2002 Stock
Incentive Plan (the "Plan"), which is incorporated into and forms a part of this Agreement (all capitalized terms herein not defined herein have the definitions set forth in the Plan), and the Participant has been selected by the Committee to receive a performance share award under the Plan;

          NOW, THEREFORE, IT IS AGREED, by and between the Company and the Participant, as follows:

          1.   Performance Period. The "Performance Period" is the period
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beginning on January 1, 2003 and ending on December 31, 2005.

          2.   Award. Subject to the terms of this Agreement and the Plan, the
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Participant is hereby granted the opportunity to earn up to 405,288 shares (each share so earned, a "Performance Share") of the Common Stock of the Company, in accordance with the terms of the remainder of this Agreement.

          3.   Settlement of Awards. The number of Performance Shares earned by
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the Participant shall equal the sum of the EPS Performance Shares Earned
(calculated in accordance with Section 3(a)) and the TSR Performance Shares Earned (calculated in accordance with Section 3(b)).

          (a) The number of EPS Performance Shares Earned shall be calculated based on the following table. If the Company's compound annual growth rate for earnings per share during the Performance Period equals an amount in column A, the number of EPS Performance Shares Earned shall equal the corresponding amount in column B. If the Company's compound annual growth rate for earnings per share during the Performance Period falls between 7% and 18% but does not equal an amount set forth in column A, the number of EPS Performance Shares Earned shall be interpolated between the two corresponding amounts in column B (for example, if the Company's compound annual growth rate for earnings per share during the Performance Period equals 9%, the EPS Performance Shares earned will equal 65,353).


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                Column A -                            Column B -

Company's compound annual growth rate for EPS Performance Shares Earned earnings per share during the Performance
                 Period
----------------------------------------- --------------------------------------
                Below 7%                            0
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                7%                                  29,383
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                11%                                 101,322
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                14%                                 151,983
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                18% or higher                       202,644
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          (b) The number of TSR Performance Shares Earned shall be calculated based on the following table. If the Company's TSR Percentage (as defined in Section 3(c)) equals an amount in column A, the number of TSR Performance Shares Earned shall equal the corresponding amount in column B. If the Company's TSR Percentage falls between 50% and 90% but does not equal an amount set forth in column A, the number of TSR Performance Shares Earned shall be interpolated between the two corresponding amounts in column B (for example, if the Company's TSR Percentage equals 55%, the EPS Performance Shares earned will equal 75,991).



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              Column A -                            Column B -

       Company's TSR Percentage                TSR Performance Shares Earned
----------------------------------------- --------------------------------------
               Below 50%                            0
----------------------------------------- --------------------------------------
                  50%                               50,661
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                  60%                               101,322
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                  75%                               151,983
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     Equal to or greater than 90%                   202,644
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          (c) For purposes of Section 3(b), the following definitions shall apply:

               (i) "Competitor Group" shall mean the apparel and related companies as previously designated by the Committee; provided, that if any company so designated is merged into or consolidated with, or is acquired by, another entity


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          after the date hereof, such company shall no longer be included in the
          Competitor Group as of the date of the consummation of such merger, consolidation or acquisition.

               (ii) The "Final Value" for any company shall mean the Market Value (as defined below) as of the last day of the Performance Period of the number of shares of such company's capital stock which had a market value of $100 as of the first day of the Performance Period, assuming the reinvestment of any dividends paid with respect to such shares during the Performance Period on a pre-tax basis in additional shares of such company's capital stock and taking into account any stock splits, reclassifications or any similar events; provided, however, that if any company enters into a bankruptcy, reorganization, or liquidation after the date hereof, such company's Final Value shall be $0.00 for all purposes hereunder. The "Market Value" of a share of a company's capital stock shall be determined for any day as follows:
          (1) if the shares are then listed or admitted to trading on a national securities exchange, the closing sales price of such shares on such day as reported on the consolidated transaction or other reporting system for securities listed or traded on such exchange, or in case no such reported sales take place on such day, the average of the last reported high bid and low asked prices for the shares on such exchange; and (2) if sales of the shares are then reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), National Market System, the closing sales price of the shares on such day as reported on the NASDAQ, National Market System, or in case no such reported sales take place on such day, the average of the last reported high bid and low asked prices for the shares as reported on the NASDAQ, National Market System; or (3) if the shares are not then listed or admitted to trading on a national securities exchange or if sales of the shares are not then reported on the NASDAQ, National Market System, the average of the last reported high bid and low asked prices for the shares in the over the-counter market, as reported by NASDAQ or the National Quotation Bureau (or, if such prices are not so published by NASDAQ or the National Quotation Bureau, as furnished by any New York Stock Exchange member firm which is a market maker for such stock). In the event the Market Value cannot be determined as aforesaid, the Committee shall in good faith determine such value on such basis as it considers appropriate.

               (iii) The Company's TSR Percentage shall be determined as follows: (1) list the Company and all companies in the Competitor Group in ascending order of Final Values; (2) determine the Company's rank in such list, counting up from the bottom, and designate such rank as "x"; (3) divide "x" by the total number of companies on such list (including the Company) and multiply the resulting quotient by 100%.

          (d) Notwithstanding anything else contained herein, in the event that a Change in Control occurs during the Performance Period, for purposes of the determinations pursuant to this Section 3 of the number of EPS Performance Shares


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     Earned and the number of TSR Performance Shares Earned, the date of such
     Change in Control shall be deemed to be the final date of the Performance Period.

          4.   Vesting.
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          (a) The Participant's right to the Performance Shares shall vest on the first to occur (the date of the first to occur, the "Vesting Date") of
     (i) December 31, 2005, if the Participant remains employed by the Company or any of its Affiliates on such day, (ii) a Change in Control, if the Participant remains employed by the Company and its Affiliates on the date of such Change in Control or (iii) a termination of the Participant's employment with the Company and its Affiliates during the Performance Period due to the Participant's death or Disability (as defined in the Employment Agreement dated November 3, 2003 between the Company and the Participant, as it may be amended from time to time); provided, however, that in the event that (x) the Participant's employment with the Company and its Affiliates terminates on the date of or subsequent to a Change of Control but prior to the end of the Performance Period or (y) the Participant's employment with the Company and its Affiliates terminates during the Performance Period due to the Participant's death or Disability, the Participant's vesting shall be in the right to receive a prorated award of Performance Shares in accordance with Section 4(c).

          (b) If the Participant's employment with the Company and its Affiliates terminates prior to the occurrence of a Vesting Date, the Participant shall have no right to any Performance Shares (unless the Committee, in its sole discretion, decides to award the Participant a pro rata or other portion of Performance Shares).

          (c) If (i) the Participant's employment with the Company and its Affiliates terminates on the date of or subsequent to a Change in Control but prior to the end of the Performance Period or (ii) the Participant's employment with the Company and its Affiliates terminates during the Performance Period due to the Participant's death or Disability, the Participant shall receive, at the time set forth in Section 5, a number of Performance Shares equal to the product of (x) the number of Performance Shares earned times (y) a fraction, the numerator of which is the number of days in the Performance Period that elapsed through the date of the Participant's termination of employment with the Company and its Affiliates, and the denominator of which is 1096.

          5.   Distribution. The Company shall, subject to Section 8, deliver to
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the Participant any vested Performance Shares as soon as practicable following the date that follows the date of the Participant's termination of employment with the Company and its Affiliates (or, in the case of a termination during the Performance Period due to death or Disability, that follows the date on which the Performance Period concludes for purposes of determining the number of EPS Performance Shares Earned and the number of TSR Performance Shares Earned). Between the Vesting Date and the date of delivery pursuant to this Section 5, the Participant's rights to Performance Shares shall in no respect be superior to the rights of general unsecured creditors of the Company.

          6.   Administration. The authority to manage and control the operation
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and administration of this Agreement and the Plan shall be vested in the
Committee, and the


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Committee shall have all powers with respect to this Agreement as it has with respect to the Plan. Any interpretation of the Agreement by the Committee and any decision made by it (including interpretations and decisions regarding determinations of the Company's compound annual growth rate for earnings per share during the Performance Period and regarding the Final Values of the Company and other companies in the Competitor Group) with respect to the Agreement is final and binding.

          7.   Plan Governs. Subject to the final sentence of this Section 7,
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this Agreement is subject to all of the terms and provisions of the Plan.
Without limiting the generality of the foregoing, by entering into this Agreement the Participant agrees that no member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder or this Agreement. In the event that there is any inconsistency between the provisions of this Agreement and of the Plan, the provisions of the Plan shall govern. Notwithstanding the foregoing provisions of this Section 7 or anything else herein or in the Plan, the definition of "Change in Control" for purposes of this Agreement shall be the definition contained in the Executive Termination Benefits Agreement between the Participant and the Company dated January 1, 2001, as it may be amended from time to time, and not the definition contained in the Plan.

          8.   Withholding. If and when Performance Shares are to be delivered
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to the Participant in accordance with the terms hereof, the Company shall be entitled to require as a condition of such delivery that the Participant remit to the Company an amount sufficient in the opinion of the Company to satisfy all federal, state and other governmental tax withholding requirements related to the expiration of restrictions on such shares. The Company shall, upon the written request of the Participant, automatically withhold from delivery shares having a Fair Market Value on the Vesting Date equal to the amount of tax to be withheld. Fractional share amounts shall be settled in cash.

          9.   Nature of Payments. The grant of the Performance Shares hereunder
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is in consideration of services to be performed by the Participant for the
Company and constitutes a special incentive payment and the parties agree that it is not to be taken into account in computing the amount of salary or compensation of the Participant for the purposes of determining (i) any pension, retirement, profit-sharing, bonus, life insurance or other benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company, or (ii) any severance or other amounts payable under any other agreement between the Company and the Participant.

          10.  Miscellaneous.
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          (a) This Agreement may be amended by written agreement of the
     Participant and the Company, without the consent of any other person.

          (b) Any notice given to the Company hereunder shall be in writing and shall be addressed to each of the Company's Senior Vice President, Human Resources and the Company's Chief Financial Officer, at One Claiborne Avenue, North Bergen, NJ 07047, or at such other address as the Company may hereafter designate to the Participant by notice as provided in this
     Section 10(b). Any notice given to the Participant hereunder


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     shall be addressed to the Participant at the address set forth beneath his or her signature hereto, or at such other address as (s)he may hereafter designate to the Company by notice as provided herein. A notice hereunder shall be deemed to have been duly given when personally delivered or mailed by registered or certified mail to the party entitled to receive it.

          (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and the successors and assigns of the Company and the heirs and personal representatives of the Participant.

          (d) This Agreement shall be interpreted, construed and administered in accordance with the laws of the State of Delaware as they apply to contracts made, delivered and to be wholly performed in the State of Delaware.




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                  IN WITNESS WHEREOF, the Participant has executed this
Agreement, and the Company has caused these presents to be executed in its name and on its behalf, all as of the date hereof.

                                        PAUL CHARRON


                                        /s/ Paul Charron
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                                        Address:


                                        LIZ CLAIBORNE, INC.

                                        By: /s/ Michael Scarpa
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                                        Its: Senior Vice President -
                                             Chief Financial Officer
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